              Exhibit 99.1

Ooma Reports Second Quarter Fiscal 2020 Financial Results

Business Services Revenue up 68%, Driven by Continued Organic Growth and Broadsmart

Sunnyvale, Calif., August 27, 2019 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the second quarter fiscal 2020 ended July 31, 2019.

Second Quarter Fiscal 2020 Financial Highlights

•

Revenue: Total revenue was $37.3 million, up 18% year-over-year. Subscription and services revenue increased to $34.5 million and was 92% of total revenue, driven by 23% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Loss: GAAP net loss was $5.0 million, or $0.24 per basic and diluted share, compared to GAAP net loss of $3.9 million, or $0.20 per basic and diluted share, in the second quarter fiscal 2019. Non-GAAP net loss was $0.9 million, or $0.04 per basic and diluted share, compared to $0.9 million, or $0.05 per basic and diluted share, in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was ($0.5) million, compared to ($0.6) million in second quarter fiscal 2019.

For more information about non-GAAP net loss and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“For the second quarter of our 2020 fiscal year Ooma delivered solid results, with significant growth of revenues and continued execution on key strategic initiatives,” said Eric Stang, chief executive officer. “We are pleased to report that Ooma Business subscription revenue grew 68% year-over-year, driven by both strong performance from Ooma Office and the addition of Broadsmart, which we acquired in the quarter”.

Business Outlook:

For the third quarter of fiscal 2020, Ooma expects to report:

•	Total revenue in the range of $38.0 million to $39.0 million.
•	GAAP net loss in the range of $4.7 million to $5.2 million and GAAP net loss per share in the range of $0.22 to $0.24.
•	Non-GAAP net loss in the range of $0.8 million to $1.2 million and non-GAAP net loss per share in the range of $0.04 to $0.06.

For the full fiscal year 2020, Ooma expects to report:

•	Total revenue in the range of $148.0 million to $149.5 million.
•	GAAP net loss in the range of $19.5 million to $20.5 million, and GAAP net loss per share in the range of $0.92 to $0.97.
•	Non-GAAP net loss in the range of $3.8 million to $4.6 million, and non-GAAP net loss per share in the range of $0.18 to $0.22.

The following is a reconciliation of GAAP net loss to non-GAAP net loss and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net loss per share guidance for the third fiscal quarter ending October 31, 2019 and the fiscal year ending January 31, 2020 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2019	January 31, 2020
	(unaudited)
GAAP net loss	($4.7)-($5.2)	($19.5)-($20.5)
Stock-based compensation and related taxes	3.4	13.4-13.5
Acquisition-related costs and amortization of intangibles	0.4-0.5	1.6-1.7
Litigation costs	0.1	0.7
Non-GAAP net loss	($0.8)-($1.2)	($3.8)-($4.6)

GAAP basic and diluted net loss per share	($0.22)-($0.24)	($0.92)-($0.97)
Stock-based compensation and related taxes	0.16	0.63-0.64
Acquisition-related costs and amortization of intangibles	0.02	0.08
Litigation costs	—	0.03
Non-GAAP basic and diluted net loss per share	($0.04)-($0.06)	($0.18)-($0.22)

Weighted-average number of shares used in per share amounts:
Basic and diluted	21.3	21.2

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, August 27, 2019. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma Second Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma Second Quarter”. The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, September 3, 2019. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 8793566. International parties should call +1 (416) 621-4642 and enter conference ID 8793566.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, acquisition-related transaction costs, amortization of acquired intangibles, non-cash acquisition-related income tax benefit, change in fair value of acquisition-related contingent consideration, and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events and. This press release includes forward–looking statements regarding the company’s business outlook, its execution of initiatives to continue the growth of Ooma Office, Ooma Enterprise and smart security services, and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others:  our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our quarterly filing on Form 10-Q for the quarter ended April 30, 2019, filed with the SEC on June 7, 2019. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s innovative smart security solution delivers a full range of wireless security sensors and an intelligent video camera that make it easy for anyone to protect their home or business. Learn more at www.ooma.com.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$14,018	$15,370
Short-term investments	14,637	27,253
Accounts receivable, net	4,683	3,723
Inventories	11,266	10,117
Other current assets	7,656	5,450
Total current assets	52,260	61,913
Property and equipment, net	5,017	4,563
Operating lease right-of-use assets	3,286	—
Intangible assets, net	8,226	2,635
Goodwill	4,264	3,898
Other assets	6,245	5,379
Total assets	$79,298	$78,388

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,697	$10,231
Accrued expenses and other current liabilities	19,570	19,048
Deferred revenue	16,044	15,443
Total current liabilities	46,311	44,722
Long-term operating lease liabilities	1,823	—
Other liabilities	353	619
Total liabilities	48,487	45,341

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	146,319	138,848
Accumulated other comprehensive gain (loss)	6	(10)
Accumulated deficit	(115,518)	(105,795)
Total stockholders' equity	30,811	33,047
Total liabilities and stockholders' equity	$79,298	$78,388

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2019	2018	2019	2018
Revenue:
Subscription and services	$34,469	$28,426	$65,581	$55,738
Product and other	2,874	3,255	5,769	6,165
Total revenue	37,343	31,681	71,350	61,903

Cost of revenue:
Subscription and services	11,213	8,818	21,024	17,592
Product and other	3,810	4,090	7,573	7,600
Total cost of revenue	15,023	12,908	28,597	25,192
Gross profit	22,320	18,773	42,753	36,711

Operating expenses:
Sales and marketing	12,834	10,499	24,293	19,394
Research and development	9,597	8,443	18,479	16,965
General and administrative	5,168	3,995	10,280	8,447
Total operating expenses	27,599	22,937	53,052	44,806
Loss from operations	(5,279)	(4,164)	(10,299)	(8,095)
Interest and other income, net	280	198	538	375
Loss before income taxes	(4,999)	(3,966)	(9,761)	(7,720)
Income tax benefit	16	62	38	131
Net loss	$(4,983)	$(3,904)	$(9,723)	$(7,589)

Net loss per share of common stock:
Basic and diluted	$(0.24)	$(0.20)	$(0.47)	$(0.39)
Weighted-average shares of common stock outstanding:
Basic and diluted	20,849,935	19,673,658	20,667,905	19,499,677

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(4,983)	$(3,904)	$(9,723)	$(7,589)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	3,411	2,762	6,393	5,076
Depreciation and amortization of capital expenditures	695	558	1,347	1,062
Amortization of acquired intangible assets	309	198	516	343
Non-cash operating lease expense	453	—	899	—
Other	(98)	(189)	(224)	(246)
Changes in operating assets and liabilities:
Accounts receivable, net	(19)	444	43	(430)
Inventories	(738)	(2,113)	(1,389)	(2,424)
Other assets	(1,298)	(121)	(2,303)	(685)
Accounts payable and other liabilities	1,002	1,114	(2,139)	3,884
Deferred revenue	855	457	425	509
Net cash used in operating activities	(411)	(794)	(6,155)	(500)

Cash flows from investing activities:
Purchases of short-term investments	(3,851)	(8,579)	(19,196)	(13,988)
Proceeds from maturities and sales of short-term investments	15,077	18,236	32,046	29,762
Capital expenditures	(1,030)	(450)	(1,632)	(855)
Business acquisitions, net of cash assumed	(7,073)	—	(7,073)	(2,402)
Net cash provided by investing activities	3,123	9,207	4,145	12,517

Cash flows from financing activities:
Proceeds from issuance of common stock	354	478	1,808	1,644
Shares repurchased for tax withholdings on vesting of restricted stock units	—	(441)	(730)	(1,200)
Payment of acquisition-related holdback	(420)	—	(420)	—
Net cash (used in) provided by financing activities	(66)	37	658	444
Net increase (decrease) in cash and cash equivalents	2,646	8,450	(1,352)	12,461
Cash and cash equivalents at beginning of period	11,372	8,494	15,370	4,483
Cash and cash equivalents at end of period	$14,018	$16,944	$14,018	$16,944

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages and per share data)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2019	2018	2019	2018
Revenue	$37,343	$31,681	$71,350	$61,903

GAAP gross profit	$22,320	$18,773	$42,753	$36,711
Stock-based compensation and related taxes	354	249	658	451
Amortization of intangible assets	124	139	279	254
Non-GAAP gross profit	$22,798	$19,161	$43,690	$37,416

Gross margin on a GAAP basis	60%	59%	60%	59%
Gross margin on a Non-GAAP basis	61%	60%	61%	60%

GAAP operating loss	$(5,279)	$(4,164)	$(10,299)	$(8,095)
Stock-based compensation and related taxes	3,498	2,819	6,621	5,228
Acquisition-related costs and amortization of intangible assets	486	270	729	766
Litigation costs	72	—	606	—
Change in fair value of acquisition-related contingent consideration	—	(128)	—	(128)
Non-GAAP operating loss	$(1,223)	$(1,203)	$(2,343)	$(2,229)

GAAP net loss	$(4,983)	$(3,904)	$(9,723)	$(7,589)
Stock-based compensation and related taxes	3,498	2,819	6,621	5,228
Acquisition-related costs and amortization of intangible assets	486	270	729	766
Litigation costs	72	—	606	—
Change in fair value of acquisition-related contingent consideration	—	(128)	—	(128)
Income tax benefit	—	—	—	(69)
Non-GAAP net loss	$(927)	$(943)	$(1,767)	$(1,792)

GAAP basic and diluted net loss per share	$(0.24)	$(0.20)	$(0.47)	$(0.39)
Stock-based compensation and related taxes	0.17	0.15	0.32	0.27
Acquisition-related costs and amortization of intangible assets	0.02	0.01	0.03	0.04
Litigation costs	0.01	—	0.03	—
Change in fair value of acquisition-related contingent consideration	—	(0.01)	—	(0.01)
Income tax benefit	—	—	—	—
Non-GAAP basic and diluted net loss per share	$(0.04)	$(0.05)	$(0.09)	$(0.09)

GAAP net loss	$(4,983)	$(3,904)	$(9,723)	$(7,589)
Reconciling items:
Interest and other income, net	(280)	(198)	(538)	(375)
Income tax benefit	(16)	(62)	(38)	(131)
Change in fair value of acquisition-related contingent consideration	—	(128)	—	(128)
Litigation costs	72	—	606	—
Depreciation and amortization	695	558	1,347	1,062
Acquisition-related costs and amortization of intangible assets	486	270	729	766
Stock-based compensation and related taxes	3,498	2,819	6,621	5,228
Adjusted EBITDA	(528)	(645)	(996)	(1,167)